================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                               AMENDMENT NO. 2 ON
                                   FORM 8-K/A

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 30, 2001


                       FIRST FORTIS LIFE INSURANCE COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          NEW YORK                      33-71690                13-2699219
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)


                               308 MALTBIE STREET
                                    SUITE 200
                            SYRACUSE, NEW YORK 13204
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (315) 451-0066
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


================================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         This Current Report on Form 8-K/A is filed to amend the Company's Current Report on Form 8-K dated December 13, 2001, as amended on December 17, 2001, pursuant to Item 7(a) and Item 7(b) of Form 8-K.

                  (a) The following financial information of Bankers American Life Assurance Company, as required by Item 7(a), is filed herewith:



BANKERS AMERICAN LIFE ASSURANCE COMPANY
BALANCE SHEET (In Thousands)


                                           ASSETS                                BALAC                BALAC
                                                                               9/30/2001            12/31/2000
                                                                               Unaudited            Unaudited
                                                                           ------------------    ---------------
Investments:
    Fixed maturities, at fair value                                             $  50,849            $ 44,733
    Equity securities, at approximate market value                                  2,863               1,982
    Policy loans                                                                       --                  --
    Short-term investments                                                          8,649               1,704
                                                                                ---------            --------
                                                                                   62,361              48,419

Cash and cash equivalents                                                            (412)                110

Receivables:
    Uncollected premiums, less allowance                                              202                 854
    Reinsurance recoverable on unpaid and paid losses                              51,811              38,400
    Other                                                                             787                 878
                                                                                ---------            --------
                                                                                   52,800              40,132

Accrued investment income                                                             651                 603
Deferred policy acquisition costs                                                   3,688               3,037
Property and equipment at cost, less accumulated depreciation                          --                  --
Deferred federal income taxes                                                          --                  --
Goodwill, less accumulated amortization                                                --                  --
Assets held in separate accounts                                                       --                  --
                                                                                ---------            --------
      Total assets                                                              $ 119,088            $ 92,301
                                                                                ---------            --------

      POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY

Policy reserves and liabilities:
    Future policy benefit reserves:
      Life insurance                                                            $   3,107             $ 2,942
      Interest sensitive and investment products                                       --                  --
      Accident and health                                                          17,270              17,689
                                                                                ---------            --------
                                                                                   20,377              20,631

    Unearned revenues                                                              45,932              31,019
    Other policy claims and benefits payable                                        8,362               2,522
    Income taxes payable                                                            4,085               1,444
    Deferred income taxes                                                             881                 601
    Deferred gain on reinsurance transactions                                          --                  --
    Other liabilities                                                                 247               2,406
    Liabilities related to separate accounts                                           --                  --
                                                                                ---------            --------
      Total policy reserves and liabilities                                        79,884              58,623
                                                                                ---------            --------

Shareholder's equity:
    Common stock, $20 par value:  authorized, issued and
      outstanding shares - 100,000                                                  2,000               2,000
    Additional paid-in capital                                                      4,100               4,100
    Retained earnings (accumulated deficit)                                        32,069              27,503
    Accumulated other comprehensive loss                                            1,035                  75
                                                                                ---------            --------
      Total shareholder's equity                                                   39,204              33,678
                                                                                ---------            --------
      Total policy reserves, liabilities and shareholder's equity               $ 119,088            $ 92,301
                                                                                =========            ========

BANKERS AMERICAN LIFE ASSURANCE COMPANY
INCOME STATEMENT (In Thousands)


                                                                                         BALAC
                                                                                       9/30/2001
                                                                                       Unaudited
                                                                                     -------------
Revenues:
    Insurance operations:
      Life insurance premiums                                                          $   5,310
      Interest sensitive and investment product policy charges                                --
      Accident and health insurance premiums                                              10,388
                                                                                       ---------
                                                                                          15,698

    Net investment income                                                                  2,502
    Net realized (losses) gains on investments                                              (167)
    Other income                                                                              --
                                                                                       ---------
      Total revenues                                                                      18,033

Benefits and expenses:
    Benefits to policyholders:
      Life insurance                                                                       2,424
      Interest sensitive investment products                                                  --
      Accident and health claims                                                           3,091
                                                                                       ---------
                                                                                           5,515

    Amortization of deferred policy acquisition costs                                         --
    Insurance commissions                                                                  4,742
    General and administrative expenses                                                      807
                                                                                       ---------
      Total benefits and expenses                                                         11,064

Income before federal income taxes                                                         6,969

Federal income taxes                                                                       2,403
                                                                                       ---------
Net income                                                                             $   4,566
                                                                                       =========

BANKERS AMERICAN LIFE ASSURANCE COMPANY
INCOME STATEMENT (In Thousands)


                                                                                    BALAC
                                                                                  12/31/2000
                                                                                   Unaudited
                                                                                 -------------
Revenues:
    Insurance operations:
      Life insurance premiums                                                       $  9,093
      Interest sensitive and investment product policy charges                            --
      Accident and health insurance premiums                                          16,064
                                                                                    --------
                                                                                      25,157

    Net investment income                                                              2,977
    Net realized (losses) gains on investments                                           297
    Other income                                                                          --
                                                                                    --------
      Total revenues                                                                  28,431

Benefits and expenses:
    Benefits to policyholders:
      Life insurance                                                                   3,717
      Interest sensitive investment products                                              --
      Accident and health claims                                                       6,586
                                                                                    --------
                                                                                      10,303

    Amortization of deferred policy acquisition costs                                     --
    Insurance commissions                                                              8,315
    General and administrative expenses                                                2,803
                                                                                    --------
      Total benefits and expenses                                                     21,421

Income before federal income taxes                                                     7,010

Federal income taxes                                                                   2,340
                                                                                    --------
Net income                                                                          $  4,670
                                                                                    ========

                  (b) The following pro forma financial information for First Fortis Life Insurance Company, as required by
                           Item 7(b), is filed herewith:



FIRST FORTIS LIFE INSURANCE COMPANY
BALANCE SHEET (In Thousands)


                   ASSETS                                     FFLIC        BALAC     PROFORMA      FFLIC        BALAC      RESTATED
                                                            9/30/2001    9/30/2001   9/30/2001  12/31/2000   12/31/2000   12/31/2000
                                                            Unaudited    Unaudited   Unaudited                Unaudited    Unaudited
                                                           -----------  -----------  ---------- -----------  -----------  ----------
Investments:
    Fixed maturities, at fair value                         $ 119,907    $ 50,849    $ 170,756     $129,784    $ 44,733   $ 174,517
    Equity securities, at approximate market value                 --       2,863        2,863           --       1,982       1,982
    Policy loans                                                    7          --            7            4          --           4
    Short-term investments                                     34,644       8,649       43,293        9,450       1,704      11,154
                                                            ---------     -------     --------    ---------     -------    --------
                                                              154,558      62,361      216,919      139,238      48,419     187,657

Cash and cash equivalents                                       2,152        (412)       1,740        1,659         110       1,769

Receivables:
    Uncollected premiums, less allowance
       (2000 and 1999 - $100)                                   2,908         202        3,110        3,417         854       4,271
    Reinsurance recoverable on unpaid and paid losses          47,787      51,811       99,598       36,761      38,400      75,161
    Other                                                         194         787          981        1,267         878       2,145
                                                            ---------    --------    ---------   ----------    --------    --------
                                                               50,889      52,800      103,689       41,445      40,132      81,577

Accrued investment income                                       2,054         651        2,705        2,215         603       2,818
Deferred policy acquisition costs                                 169       3,688        3,857        4,127       3,037       7,164
Property and equipment at cost, less accumulated
      depreciation (2000 - $1,732;  1999 - $2,287)                 49          --           49           78          --          78
Deferred federal income taxes                                   6,020          --        6,020        3,283          --       3,283
Goodwill, less accumulated amortization
   (2000 - $460; 1999 - $414)                                     335          --          335          370          --         370
Assets held in separate accounts                               61,161          --       61,161       73,582          --      73,582
                                                            ---------    --------    ---------   ----------    --------   ---------
      Total assets                                          $ 277,387    $119,088    $ 396,475     $265,997    $ 92,301   $ 358,298
                                                            ---------    --------    ---------   ----------    --------   ---------

POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY

Policy reserves and liabilities:
    Future policy benefit reserves:
      Life insurance                                        $  31,681    $  3,107    $  34,788     $ 32,443     $ 2,942    $ 35,385
      Interest sensitive and investment products                4,319          --        4,319        4,916          --       4,916
     Accident and health                                       81,663      17,270       98,933       76,830      17,689      94,519
                                                            ---------    --------    ---------     --------     -------    --------
                                                              117,663      20,377      138,040      114,189      20,631     134,820

    Unearned revenues                                           9,955      45,932       55,887       10,058      31,019      41,077
    Other policy claims and benefits payable                   10,951       8,362       19,313       14,205       2,522      16,727
    Income taxes payable                                        6,904       4,085       10,989        1,035       1,444       2,479
    Deferred income taxes                                          --         881          881           --         601         601
    Deferred gain on reinsurance transactions                  12,875          --       12,875        2,086          --       2,086
    Other liabilities                                           7,029         247        7,276        7,464       2,406       9,870
    Liabilities related to separate accounts                   61,161          --       61,161       73,582          --      73,582
                                                            ---------    --------    ---------     --------    --------   ---------
      Total policy reserves and liabilities                   226,538      79,884      306,422      222,619      58,623     281,242
                                                            ---------    --------    ---------     --------    --------   ---------

Shareholder's equity:
    Common stock, $20 par value:  authorized,
      issued and outstanding shares - 100,000                   2,000       2,000        4,000        2,000       2,000       4,000
    Additional paid-in capital                                 37,440       4,100       41,540       37,440       4,100      41,540
    Retained earnings (accumulated deficit)                     8,924      32,069       40,993        4,223      27,503      31,726
    Accumulated other comprehensive loss                        2,485       1,035        3,520         (285)         75        (210)
                                                            ---------    --------    ---------     --------    --------   ---------
      Total shareholder's equity                               50,849      39,204       90,053       43,378      33,678      77,056
                                                            ---------    --------    ---------     --------    --------   ---------
      Total policy reserves, liabilities and
         shareholder's equity                               $ 277,387    $119,088    $ 396,475     $265,997    $ 92,301   $ 358,298
                                                            ---------    --------    ---------     --------    --------   ---------

FIRST FORTIS LIFE INSURANCE COMPANY
INCOME STATEMENT (In Thousands)


                                                                        FFLIC             BALAC          PROFORMA
                                                                      9/30/2001         9/30/2001        9/30/2001
                                                                      Unaudited         Unaudited        Unaudited
                                                                     -----------       -----------      -----------
Revenues:
    Insurance operations:
      Life insurance premiums                                          $ 15,419         $  5,310       $    20,729
      Interest sensitive and investment product policy charges              378               --               378
      Accident and health insurance premiums                             29,852           10,388            40,240
                                                                       --------         --------       -----------
                                                                         45,649           15,698            61,347

    Net investment income                                                 7,154            2,502             9,656
    Net realized (losses) gains on investments                             (355)            (167)             (522)
    Other income                                                          1,776               --             1,776
                                                                       --------         --------       -----------
      Total revenues                                                     54,224           18,033            72,257

Benefits and expenses:
    Benefits to policyholders:
      Life insurance                                                     10,529            2,424            12,953
      Interest sensitive investment products                                479               --               479
      Accident and health claims                                         21,953            3,091            25,044
                                                                       --------         --------       -----------
                                                                         32,961            5,515            38,476

    Amortization of deferred policy acquisition costs                       180               --               180
    Insurance commissions                                                 4,654            4,742             9,396
    General and administrative expenses                                   9,195              807            10,002
                                                                       --------         --------       -----------
      Total benefits and expenses                                        46,990           11,064            58,054

Income before federal income taxes                                        7,234            6,969            14,203

Federal income taxes                                                      2,532            2,403             4,935
                                                                       --------         --------       -----------
Net income                                                             $  4,702         $  4,566       $     9,268
                                                                       ========         ========       ===========

FIRST FORTIS LIFE INSURANCE COMPANY
INCOME STATEMENT (In Thousands)



                                                                                     FFLIC            BALAC        RESTATED
                                                                                   12/31/2000      12/31/2000     12/31/2000
                                                                                                    Unaudited      Unaudited
                                                                                   ----------      -----------    ----------
Revenues:
    Insurance operations:
      Life insurance premiums                                                       $ 24,399         $  9,093    $    33,492
      Interest sensitive and investment product policy charges                         1,197               --          1,197
      Accident and health insurance premiums                                          39,157           16,064         55,221
                                                                                   ---------        ---------    -----------
                                                                                      64,753           25,157         89,910

    Net investment income                                                              9,330            2,977         12,307
    Net realized (losses) gains on investments                                        (1,883)             297         (1,586)
    Other income                                                                       1,032               --          1,032
                                                                                   ---------        ---------    -----------
      Total revenues                                                                  73,232           28,431        101,663

Benefits and expenses:
    Benefits to policyholders:
      Life insurance                                                                  18,031            3,717         21,748
      Interest sensitive investment products                                             440               --            440
      Accident and health claims                                                      28,657            6,586         35,243
                                                                                   ---------        ---------    -----------
                                                                                      47,128           10,303         57,431

    Amortization of deferred policy acquisition costs                                    360               --            360
    Insurance commissions                                                              5,773            8,315         14,088
    General and administrative expenses                                               13,208            2,803         16,011
                                                                                   ---------        ---------    -----------
      Total benefits and expenses                                                     66,469           21,421         87,890

Income before federal income taxes                                                     6,763            7,010         13,773

Federal income taxes                                                                   2,416            2,340          4,756
                                                                                   ---------        ---------    -----------
Net income                                                                          $  4,347         $  4,670    $     9,017
                                                                                   =========        =========    ===========

                  (c)      Exhibits:


                  EXHIBIT NO.                   DESCRIPTION
                  -----------                   -----------
                     2.1                        Stock Purchase Agreement by and between First Fortis Life
                                                Insurance Company and American Bankers Insurance Group,
                                                Inc., dated as of June 29, 2001.*

                     2.2                        Agreement and Plan of Merger by and among First Fortis Life
                                                Insurance Company, the Voting Trustees under that certain
                                                Voting Trust Agreement dated June 1, 1999, Fortis, Inc.,
                                                Bankers American Life Assurance Company, the Voting Trustees
                                                under that certain Voting Trust Agreement dated August 20, 1999, and American Bankers Insurance Group, Inc., dated as of June
                                                29, 2001.*

                     2.3                        First Amendment to Agreement and Plan of Merger effective
                                                as of October 30, 2001*

------------------------
*Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FIRST FORTIS LIFE INSURANCE COMPANY
                                       (Registrant)


Date:  February 11, 2002               By: /s/ Larry Cains
                                           -------------------------------------
                                           Name:  Larry Cains
                                           Title: Treasurer